                                                                     EXHIBIT 4.1

                                AGCO CORPORATION

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT (A) TO AGCO CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) ABOVE), IT WILL FURNISH TO SUNTRUST BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (2)(D) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

                                AGCO CORPORATION

              1-3/4% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2033

                                                               CUSIP: 001084 AH5

No. 1                                                               $201,250,000

                  AGCO CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of TWO HUNDRED ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS on December 31, 2033 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 30 and December 31 of each year, commencing June 30, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 1-3/4%, from the June 30 or December 31, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from December 23, 2003 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any June 15 or December 15, as the case may be, and before the following June 30 or December 31, this Note shall bear interest from such June 30 or December 31; provided that if the Company shall default in the payment of interest due on such June 30 or December 31, then this Note shall bear interest from the next preceding June 30 or December 31 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from December 23, 2003. Except as otherwise provided in the Indenture, the interest payable on the Note pursuant to the Indenture on any June 30 or December 31 will be paid to the Person entitled thereto as it appears in the Note register at the close of business on the record date, which shall be the June 15 or December 15 (whether or not a Business Day) next preceding such June 30 or December 31, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid either (i) by check mailed to the registered address of such Person (provided that the holder of Notes with an aggregate principal amount in excess of $2,000,000 shall, at the written election (timely made and containing appropriate wire transfer information) of such holder, be paid by wire transfer of immediately available funds) or (ii) by transfer to an account maintained by such Person located in the United States; provided that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

                  The Company promises to pay interest on overdue principal and premium, if any, (to the extent that payment of such interest is enforceable under applicable law) at the rate of 2-3/4%, per annum.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York without reference to its principles of conflict of laws.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                              AGCO CORPORATION

                                              By: ______________________________
                                                    Andrew H. Beck
                                                    Chief Financial Officer

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

SUNTRUST BANK, as Trustee

By:________________________________
    Authorized Officer

Dated: December 23, 2003

                             FORM OF REVERSE OF NOTE

                                AGCO CORPORATION

                     1-3/4% CONVERTIBLE SENIOR NOTE DUE 2033

                  This Note is one of a duly authorized issue of Notes of the Company, designated as its 1-3/4% Convertible Senior Subordinated Notes Due 2033 (herein called the "NOTES"), limited in aggregate principal amount to $201,250,000, issued and to be issued under and pursuant to an Indenture dated as of December 23, 2003 (herein called the "INDENTURE"), between the Company and SunTrust Bank, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

                  In case an Event of Default shall have occurred and be continuing, the principal of, and premium, if any, and accrued interest on, all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon or reduce any amount payable on redemption or repurchase thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency or payable at any place other than that provided in the Indenture or the Notes, or change the obligation of the Company to redeem any Note on a redemption date in a manner adverse to the holders of Notes, or change the obligation of the Company to redeem any Note upon the happening of a Fundamental Change in a manner adverse to the holders of Notes, or change the obligation of the Company to repurchase any Note on a Repurchase Date in a manner adverse to the holders of Notes, or reduce the Conversion Rate otherwise than in accordance with the terms of the Indenture or otherwise impair the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 14.06 thereof, or adversely modify, in any material respect the provisions of Article 15 or reduce the quorum or the voting requirements under the Indenture, or modify any of the provisions of Section 10.02 or Section 6.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.01 thereof, in each case, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture or to waive any past Event of Default, without the consent of the holders of each Notes affected thereby. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest, or any premium on or the principal of, any of the Notes, or a failure by the Company to convert any Notes into Common Stock of the Company, or a default in the payment of the redemption price, or a default in the payment of the repurchase price on a Repurchase Date, or a default in respect of a covenant or provisions of the Indenture which under Article 10 of the Indenture cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and interest on, this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

                  At any time on or after January 1, 2011, the Notes may be redeemed at the option of the Company, in whole or in part, in cash, upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the redemption date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest, if any, to, but excluding the date fixed for redemption; provided that if the redemption date is on a March 15 or September 15, then the interest payable on such date shall be paid to the holder of record on the preceding March 1 or September 1, respectively:

                  The Company may not give notice of any redemption of the Notes if a default in the payment of interest or premium, if any, on the Notes has occurred and is continuing.

                  The Notes are not subject to redemption through the operation of any sinking fund.

                  If a Fundamental Change occurs at any time prior to maturity of the Notes, this Note will be redeemable on a Fundamental Change Redemption Date, 30 days after notice thereof, at the option of the holder of this Note at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to (but excluding) the redemption date; provided that if such Fundamental Change Redemption Date is a June 30 or December 31, the interest payable on such date shall be paid to the holder of record of this Note on the preceding June 15 or December 15, respectively. The Notes will be redeemable in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Note to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Note with the form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed, together with such Note, duly endorsed for transfer, on or before the 30th day after the date of such notice of a Fundamental Change (or if such 30th day is not a Business Day, the immediately succeeding Business Day).

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the holder, all or any portion of the Notes held by such holder, in cash, on December 31, 2010, December 31, 2013, December 31, 2018, December 31, 2023 and December 31, 2028, in whole multiples of $1,000 at a purchase price of 100% of the principal amount, plus any accrued and unpaid interest, on such Note up to the Repurchase Date. To exercise such right, a holder shall deliver to the Company such Note with the form entitled "Repurchase Notice" on the reverse thereof duly completed, together with the Note, duly endorsed for transfer, at any time from the opening of business on the date that is 20 Business Days prior to such Repurchase Date until the close of business on the Repurchase Date, and shall deliver the Notes to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

                  Holders have the right to withdraw any Repurchase Notice by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal up to the close of business on the Repurchase Date, all as provided in the Indenture.

                  If cash sufficient to pay the purchase price of all Notes or portions thereof to be purchased as of the Repurchase Date is deposited with the Trustee (or other paying agent appointed by the Company), on the Business Day following the Repurchase Date, interest will cease to accrue on such Notes (or portions thereof) immediately after such

Repurchase Date, and the holder thereof shall have no other rights as such other than the right to receive the purchase price upon surrender of such Note.

                  Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Notes into 44.7193 shares of the Company's Common Stock, subject to adjustment as provided in the Indenture. A Note in respect of which a holder is exercising its right to require redemption upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise either such right in accordance with the terms of the Indenture. The Conversion Rate for the Notes on any Conversion Date shall be determined as set forth in the Indenture. The Company shall deliver cash or a check in lieu of any fractional share of Common Stock.

                  The Company shall deliver to the holder through the Conversion Agent, no later than the third Business Day following the Conversion Date, a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of any fractional shares.

                  A holder may convert a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Note, except for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date, in which case the holder on such record date shall receive the interest payable on such interest payment date, that portion of accrued and unpaid interest on the converted Note attributable to the period from the most recent interest payment date (or, if no interest payment date has occurred, from the date of original issuance of the Notes) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash in lieu thereof, in exchange for the Note being converted pursuant to the provisions hereof.

                  Notes or portions thereof surrendered for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date shall be accompanied by payment to the Company or its order, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date with respect to the principal amount of Notes or portions thereof being surrendered for conversion; provided that no such payment need be made if (1) the Company has specified a Redemption Date that occurs during the period from the close of business on a record date to the close of business on the Business Day immediately preceding the interest payment date to which such record date relates, (2) the Company has specified a Fundamental Change Redemption Date during such period or (3) only to the extent of overdue interest, any overdue interest exists on the Conversion Date with respect to the Notes converted.

                  No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the current market price of the Common Stock as provided in Section 14.03 of the Indenture.

                  To convert a Note, a holder must (a) complete and manually sign the conversion notice set forth below or a facsimile thereof and deliver such notice to a Conversion Agent, (b) surrender the Note to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents (including any certification that may be required under applicable law) if required by the Conversion Agent, (d) pay any transfer or similar tax, if required and (e) if required pay funds equal to the interest payable on the next interest payment date.

                  The Conversion Rate will be adjusted as set forth in Article 14 of the Indenture.

                  Any Notes called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the Business Day preceding the redemption date, may be deemed to be redeemed from the holders of such Notes for an amount equal to the applicable redemption price, together with accrued but unpaid interest to, but excluding, the date fixed for redemption, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Notes from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Notes as aforesaid to the Trustee in trust for the holders.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent, any Conversion Agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor other Conversion Agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of, or any premium or interest on, this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common                        UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -  as tenant by the entireties                 (Cust)              (Minor)
JT TEN -   as joint tenants with right of              under Uniform Gifts to Minors Act
           survivorship and not as tenants in common   __________________________________
                                                                           (State)

                  Additional abbreviations may also be used though not in the above list.

                                CONVERSION NOTICE

TO:               AGCO CORPORATION
                  SUNTRUST BANK

                  The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of AGCO Corporation in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:  ______________________

                                                    ____________________________
                                                    Name of Holder or underlying
                                                    participant of Depository

                                                    ____________________________

                                                    ____________________________

                                                    Signature(s)

                                                    Signature(s) must be
                                                    guaranteed by an "eligible
                                                    guarantor institution"
                                                    meeting the requirements of
                                                    the Note registrar, which
                                                    requirements include
                                                    membership or participation
                                                    in the Security Transfer
                                                    Agent Medallion Program
                                                    ("STAMP") or such other
                                                    "signature guarantee
                                                    program" as may be
                                                    determined by the Note
                                                    registrar in addition to, or
                                                    in substitution for, STAMP,
                                                    all in accordance with the
                                                    Securities Exchange Act of
                                                    1934, as amended.

                                                    ____________________________
                                                    Signature Guarantee

                  Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

_________________________________
(Name)

_________________________________
(Street Address)

_________________________________
(City, State and Zip Code)

_________________________________
Please print name and address

Principal amount to be converted
 (if less than all):

$________________________________

Social Security or Other Taxpayer
 Identification Number:

_________________________________

                            OPTION TO ELECT REPAYMENT
                             UPON A DESIGNATED EVENT

TO:               AGCO CORPORATION
                  SUNTRUST BANK

                  The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from AGCO Corporation (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, but excluding, the Fundamental Change Redemption Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: ______________________

                                                    ____________________________

                                                    ____________________________
                                                     Signature(s)

                                                    NOTICE: The above signatures
                                                    of the holder(s) hereof must
                                                    correspond with the name as
                                                    written upon the face of the
                                                    Note in every particular
                                                    without alteration or
                                                    enlargement or any change
                                                    whatever.

                                                    Principal amount to be
                                                    repaid (if less than all):

                                                    ____________________________

                                                    ____________________________
                                                    Social Security or Other
                                                    Taxpayer Identification
                                                    Number

                                REPURCHASE NOTICE

TO:               AGCO CORPORATION
                  SUNTRUST BANK

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from AGCO Corporation (the "COMPANY") regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, by excluding, the Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated: __________________

                                                    ____________________________

                                                    ____________________________
                                                    Signature(s)

                                                    NOTICE: The above signatures
                                                    of the holder(s) hereof must
                                                    correspond with the name as
                                                    written upon the face of the
                                                    Note in every particular
                                                    without alteration or
                                                    enlargement or any change
                                                    whatever.

                                                    Note Certificate Number (if
                                                    applicable):

                                                    ____________________________

                                                    Principal amount to be
                                                    repurchased (if less than
                                                    all):

                                                    ____________________________

                                                    Social Security or Other
                                                    Taxpayer Identification
                                                    Number:

                                                    ____________________________

                                   ASSIGNMENT

                  For value received ______________________________hereby
sell(s) assign(s) and transfer(s) unto ___________________________________
(Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended), the undersigned confirms that such Note is being transferred:

         -        To AGCO Corporation or a subsidiary thereof; or

         - To a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         - Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

         - Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to AGCO Corporation or a subsidiary thereof, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________

                                                    ____________________________

                                                    ____________________________
                                                    Signature(s)

                                                    Signature(s) must be
                                                    guaranteed by an "eligible
                                                    guarantor institution"
                                                    meeting the requirements of
                                                    the Note registrar, which
                                                    requirements include
                                                    membership or participation
                                                    in the Security Transfer
                                                    Agent Medallion Program
                                                    ("STAMP") or such
                                                    other "signature guarantee
                                                    program" as may be
                                                    determined by the Note
                                                    registrar in addition to, or
                                                    in substitution for, STAMP,
                                                    all in accordance with the
                                                    Securities Exchange Act of
                                                    1934, as amended.

                                                    ____________________________
                                                    Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Option to Elect Redemption Upon a Fundamental Change, the Repurchase Notice or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.